UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)      October 6, 2005
The Spectranetics Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-19711	84-0997049

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

96 Talamine Court Colorado Springs, Colorado	80907-5186

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code      (719) 633-8333

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     (c) On October 6, 2005, The Spectranetics Corporation announced that Will McGuire has been appointed as Chief Operating Officer, effective October 10, 2005. A copy of the press release announcing Mr. McGuire’s appointment is attached hereto as Exhibit 99.1, and the information contained in the press release in incorporated into Item 5.02 by reference. Mr. McGuire has no reportable transactions under Item 404(a) of Regulation S-K.

ITEM 9.01	Financial Statements and Exhibits
     (c) Exhibits

99.1	Press release issued by The Spectranetics Corporation on October 6, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SPECTRANETICS CORPORATION
Date: October 7, 2005	By:	/s/ Guy A. Childs
Guy A. Childs
Chief Financial Officer (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press release issued by The Spectranetics Corporation on October 6, 2005